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                                                                   EXHIBIT 10.7


                        INCENTIVE STOCK OPTION AGREEMENT

                                 PURSUANT TO THE

                        MICHIGAN COMMUNITY BANKCORP, LTD.

                         1998 EMPLOYEE STOCK OPTION PLAN


         THIS AGREEMENT, dated this _________ day of ______________, 19___, is made between MICHIGAN COMMUNITY BANKCORP, LTD. (the "Corporation") and _________________________ (the "Optionee").

         WHEREAS, the Optionee is now in the employ of the Corporation or its Subsidiary, as defined in the Michigan Community Bankcorp, Ltd. 1998 Employee Stock Option Plan (the "Plan"), and the Corporation desires to have the Optionee remain in such employ and to afford the Optionee the opportunity to acquire stock ownership in the Corporation so that the Optionee may have a direct proprietary interest in the Corporation's success; and

         WHEREAS, the Corporation and its shareholders have approved the Plan, pursuant to which the Corporation may, from time to time, enter into stock option agreements with certain of its Eligible Employees, as therein defined.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby mutually covenant and agree as follows.

1.       GRANT OF OPTION

         Subject to the terms and conditions set forth herein, the Corporation hereby grants to the Optionee during the period commencing on the day after the Corporation's Common Stock (the "Stock") is registered with the Securities and Exchange Commission related to its initial public offering (the "Operative


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Date") and ending on the earlier of the applicable date specified in Section 4 or the date ten (10) years from the date of this Agreement (the "Option Period") Incentive Stock Options to purchase from the Corporation, at a price of per share equal to the Initial Offering Price (as defined in the Plan), up to but not exceeding in the aggregate __________ shares of the Corporation's Common Stock ("Stock"), such number being subject to adjustment as provided in the Plan. In the event the Corporation shall not have caused the Stock to be registered with the Securities and Exchange Commission for purposes of its initial public offer on or before twelve (12) months from the date hereof, the grant of the option hereunder shall be terminated and ineffectual ab initio.

2.       EXERCISE OF OPTION

         Subject to such other limitations as may be provided by the Committee (as defined in the Plan) or the Corporation's Board of Directors, the Option granted in Section 1 of this Agreement may be exercised as follows:

         (a) The Optionee shall have the right hereunder to purchase from the Corporation the aggregate number of shares of Stock optioned hereunder on or after the following dates in cumulative fashion as follows:

                (1) On and after the Operative Date up to seventy (70%) percent of the shares optioned hereunder;

                (2) On and after the first anniversary of the Operative Date, up to eighty-five (85%) percent of the shares optioned hereunder;


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                (3)     On and after the second anniversary of the Operative
                        Date, up to ninety-five (95%) percent of the shares optioned hereunder; and

               (4) On and after the third anniversary of the Operative Date, all shares optioned hereunder.

         (b) To the extent not exercised, installments shall accumulate and be exercisable by the Optionee, in whole or in part, in any subsequent year included in the Option Period but not later than the expiration of the Option Period.
         (c) No less than one thousand (1,000) shares may be purchased upon any one exercise of the Option granted hereby, unless the number of shares purchased at such time is the total number of shares in respect of which the Option hereby granted is then exercisable.

         (d) In no event shall any Option granted hereby be exercisable for a fractional share. (e) From time to time, in its discretion, the Committee may offer the Optionee the right to cancel any Options granted hereunder in exchange for such consideration as the Committee shall determine.

         (f) Notwithstanding anything contained in this Agreement to the contrary, upon a Change in Control (as defined in the Plan), any outstanding Option granted hereunder immediately shall become exercisable in full, regardless of any installment provision applicable to such Option; provided, however, that to the extent that the acceleration of a grant is deemed to constitute a "golden parachute payment" under Section 280G of the Code (as defined in the Plan) and such payment, when aggregated with other golden parachute payments to the Optionee results in an "excess golden parachute payment" under Section 280G of the Code, any



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accelerated payment under this Section 2(f) shall be reduced to the highest permissible amount that shall not subject the Optionee to an excess golden parachute excise tax under Section 4999 of the Code and shall entitle the Corporation to retain its full compensation tax deduction for the payment.

3.       METHOD OF EXERCISING OPTION AND PAYMENT OF OPTION PRICE

         (a) The Option hereby granted shall be exercised by the Optionee by delivering to the Secretary of the Corporation, from time to time, on any business day (the "Exercise Date"), written notice specifying the number of shares the Optionee then desires to purchase (the "Notice"), and cash, certified check, bank draft or money order to the order of the Corporation for an amount in United States Dollars equal to the option price for the number of shares specified in the Notice (the "Total Option Price"). In lieu of such form of payment, an Optionee may pay all or part of such purchase price, in whole or in part, by tendering shares of the Corporation's Stock, duly endorsed for transfer (or with duly executed stock powers attached). Shares of the Stock surrendered upon exercise shall be valued at Fair Market Value (as defined in the Plan) on the last trading date immediately preceding the date on which the certificate(s) for such shares, duly endorsed for transfer or accompanied by appropriate stock powers, are surrendered to the Corporation. The Total Option Price shall be delivered to the Secretary of the Corporation with the Notice not later than the end of the first business day after the Exercise Date.

         (b) The Notice, at the option of the Corporation, shall also state the following:

         I hereby represent and warrant that I am purchasing these shares solely with a view to bona fide investment for my own individual account and not with any present


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         intention to resell the same. I further represent and warrant that I will dispose of said shares only in compliance with the applicable federal and state laws or regulations relating to the sale of securities.

         (c) Within five (5) business days after the Exercise Date, the Corporation shall, subject to the receipt of withholding tax, if any, issue to the Optionee the number of shares with respect to which such Option shall be so exercised, and shall deliver to the Optionee a certificate (or certificates) therefor. The certificate(s) shall bear the following legend:

         THIS COMMON STOCK HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR APPLICABLE STATE SECURITIES LAW AND MAY BE OFFERED, SOLD OR TRANSFERRED ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT OR APPLICABLE STATE SECURITIES LAW OR IF THE PROVISIONS OF RULE 144(K) UNDER THE ACT ARE APPLICABLE OR IF, IN THE OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

4.       TERMINATION

         The Options granted hereby shall terminate and be of no force or effect upon the expiration of ten (10) years from the date of this Agreement, unless terminated prior to such time as provided below. If the Optionee ceases employment with the Corporation, the Optionee's Options shall terminate or be exercisable as follows:

         (a) Termination Before Option Becomes Exercisable. If, prior to the date that an Option first becomes exercisable, an Optionee's employment with the Corporation is terminated for any reason other than a Change in Control (as defined in the Plan), the Options granted hereby shall terminate as of the date of termination.

         (b) Termination After Option Becomes Exercisable. If an Optionee terminates employment with the Corporation after an




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Option first becomes exercisable, such Option may be exercised, to the extent that such Option was exercisable on the date of termination of employment, until the earlier of three (3) months after such termination or the original expiration date of the Option.

         (c) Disability. Upon the Optionee's disability (as that term is defined in the Plan), the Options granted hereby are exercisable by the Optionee within twelve (12) months (or such shorter time as may be provided by law or the terms of the Options as specified in Section 1) from the date of the Optionee's Disability. This Section 4(c) shall apply only to the Optionees who are Employees (as defined in the Plan) and only to the extent that the Option was exercisable on the date of Disability.

         (d) Death. If the Optionee dies while in the employment of the Corporation, the Optionee's estate, personal representative or beneficiary (as applicable) shall have the right to exercise the Options granted hereby within twelve (12) months from the date of the Optionee's death (or within such shorter time as may be provided by law or the terms of the Options as specified in
Section 1) to the extent that the Option was exercisable on the date of the Optionee's death.

         Any determination made by the Committee with respect to any matter referred to in this Section 4 shall be final and conclusive on all persons affected thereby. Employment by the Corporation shall be deemed to include employment of the Optionee by, and to continue during any period in which the Optionee is in the employ of, any Subsidiary (as defined in the Plan).



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5.       OPTIONEE

         Whenever the word "Optionee" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the estate, personal representative or beneficiary to whom this Option may be transferred by will or by the laws of descent and distribution, the word "Optionee" shall be deemed to include such person.

6.       ASSIGNABILITY

         Except as otherwise provided herein, this Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable during the Optionee's lifetime only by the Optionee. No assignment or transfer of this Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any attempt to assign or transfer this Option, the same shall terminate and be of no force or effect.

7.       RIGHTS AS A SHAREHOLDER

         The Optionee shall not be deemed for any purpose to be a shareholder of the Corporation with respect to the shares represented by this Option until this Option shall have been exercised, payment and issue shall have been made as herein provided, and the Optionee's name shall have been entered as a shareholder of record on the books of the Corporation.

8.       NO ASSURANCE OF EMPLOYMENT

         The existence of this Option shall not be deemed to grant the Optionee any right regarding continued employment by the Corporation or any Subsidiary, to change any terms or conditions

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of employment of Optionee or to waive any claim which the Corporation or any
Subsidiary have against Optionee.

9.       THE CORPORATION'S RIGHTS

         The existence of this Option shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Stock of the Corporation or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of the Corporation's assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

10.      RECAPITALIZATION; MERGER AND CONSOLIDATION

         (a) If the shares of the Corporation's Stock as a whole are increased, decreased or changed into or exchanged for a different number or kind of shares or securities of the Corporation, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kinds of shares of Stock subject to the Plan and in the number, kinds and per share exercise price of shares subject to any unexercised Options or portions thereof granted prior to any such change. Any such adjustment in an outstanding Option, however, shall be made without a change in the total price applicable to the unexercised portion for the Option, but with a corresponding adjustment in

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the price for each share of Stock covered by the Option. No fractional shares shall be issued as a result of any adjustment.

         (b) Upon dissolution or liquidation of the Corporation, or upon reorganization, merger or consolidation in which the Corporation is not the surviving corporation or upon the sale of substantially all of the property of the Corporation to another company, the Plan and the Options issued thereunder shall terminate, unless provision is made in connection with such transaction for the assumption of Options theretofore granted or the substitution of such Options of new options of the successor employer company or a parent or subsidiary thereof, with appropriate adjustment as to the number and kinds of shares and the per share exercise prices. In the event of such termination, all outstanding Options shall be exercisable in full for at least thirty (30) days prior to the termination date whether or not otherwise exercisable during such period but not later than the date the Option otherwise would expire.

11.      PREEMPTION BY APPLICABLE LAWS OR REGULATIONS

         Anything in this Agreement to the contrary notwithstanding, if, at any time specified herein for the issuance of shares to the Optionee, any law, regulation or requirements of any governmental authority having appropriate jurisdiction shall require either the Corporation or the Optionee to take any action prior to or in connection with the shares of Stock then to be issued, sold or repurchased, the issue, sale or repurchase of such shares of Stock shall be deferred until such action shall have been taken.

12.      RESOLUTION OF DISPUTES

         Any dispute or disagreement which shall arise under, as a result of or pursuant to this Agreement shall be determined by



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the Committee in its absolute and uncontrolled discretion, and any such determination or any other determination by the Committee under or pursuant to this Agreement and any interpretation by the Committee of the terms of this Agreement shall be final, binding and conclusive on all persons affected thereby.

13.      AMENDMENTS

         The Board (as defined in the Plan) shall have the right, in its absolute and uncontrolled discretion, to alter or amend this Agreement, from time to time, in any manner, for the purpose of promoting the objectives of the Plan, but no amendment or modifications, without the approval of the shareholders of the Corporation, shall (a) materially increase the benefits accruing to Plan Participants, (b) increase the amount of Stock for which such grants and awards may be made under the Plan, except as permitted under Section 8 of the Plan, or (c) change the provisions relating to the eligibility of individuals to whom grants and awards may be made under the Plan. No amendment, modification or termination of the Plan shall in any manner affect any Option granted under the Plan without the consent of the individual holding the Option.

14.      NOTICE

         Any notice which either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally or by mail, postage prepaid, addressed as follows: To the Corporation at __________________________________ ___________________________________,
Attention: Office of the Secretary) or at such other address as the Corporation, by notice to the Optionee, may designate in writing from time to time; to the Optionee, at his or her address as shown on the records of



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the Corporation or at such other address as the Optionee, by notice to the
Secretary of the Corporation, may designate in writing from time to time.

15.      TAX WITHHOLDING

         The Corporation or a Subsidiary shall have the right to deduct from any payment hereunder any federal, state, local or employment taxes which it deems are required by law to be withheld, or require the Optionee to remit sufficient funds to satisfy applicable withholding upon the exercise of an Option. At the request of the Optionee, or as required by law, such sums as may be required for the payment of any estimated or accrued income tax liability may be withheld and paid over to the governmental entity entitled to receive the same. An Optionee may make a written election to tender previously-acquired shares of Stock or have shares of Stock withheld from the exercise, provided that the shares have an aggregate Fair Market Value sufficient to satisfy, in whole or in part, the applicable withholding taxes.

16.      FRACTIONAL SHARES

         Any fractional shares concerning this Option shall be eliminated at the time of exercise by rounding down for fractions of less than one-half (1/2) and rounding up for fractions of equal to or more than one-half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding.

17.      GOVERNING LAW

         All matters relating to this Agreement shall be governed by the laws of the State of Michigan, without regard to the principles of the conflict of laws, except to the extent preempted by the laws of the United States.



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18.      CONSTRUCTION

         This Agreement has been entered into in accordance with the terms of the Plan, and wherever a conflict may arise between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

19.      QUALIFIED NATURE OF AGREEMENT

         This Agreement is intended to be an agreement concerning a stock option arrangement which is qualified under Section 422 of the Code (as defined in the Plan), and this Agreement shall be so construed.

20.      GENERAL

         The Corporation shall at all times during the term of this Option reserve and keep available such number of shares of Stock as will be sufficient to satisfy the requirements herein, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Corporation in connection therewith, and will, from time to time, use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Corporation, shall be applicable thereto.

21.      REGULATORY COMPLIANCE.

         No Stock shall be issued hereunder until the Corporation has received all necessary regulatory approvals and has taken all necessary steps to assurance compliance with federal and state securities laws or has determined to its satisfaction and the satisfaction of its counsel that an exemption from the requirements of the federal and applicable state securities are available.



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22.      INCORPORATION OF PLAN

         This Agreement is entered into under the applicable provisions of the Plan which is attached hereto and made a part hereof.

         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officer, and the Optionee has hereunto set the Optionee's hand and seal, all on the date and year first above written.

MICHIGAN COMMUNITY BANKCORP,                OPTIONEE:
LTD.


By:_________________________                __________________________

     Its____________________

Date:_______________________                Date:_____________________


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